SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007

BEAR STEARNS ASSET-BACKED SECURITIES I LLC

ON BEHALF OF THE

Newcastle Mortgage Securities Trust 2007-1

(Exact name of registrant as specified in its charter)

Delaware	333-131374-61	30-0183252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive office)	(Zip Code)

212-272-2000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 are not included because they are not applicable.

Item 8.01.  Other Events.

On July 12, 2007, Bear Stearns Asset-Backed Securities I LLC caused the issuance and sale of the Newcastle Mortgage Securities Trust 2007-1 Asset-Backed Notes, Series 2007-1, pursuant to an Indenture, dated as of July 12, 2007, among Newcastle Mortgage Securities Trust 2007-1, as issuing entity, Wells Fargo Bank, N.A., as securities administrator, and The Bank of New York, as indenture trustee.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1

Indenture, dated as of July 12, 2007, among Newcastle Mortgage Securities Trust 2007-1, as issuing entity, Wells Fargo Bank, N.A., as securities administrator, and The Bank of New York, as indenture trustee.

10.2

Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset-Backed Securities I LLC, as depositor, Nationstar Mortgage LLC, as servicer, Newcastle Mortgage Securities Trust 2007-1, as issuing entity, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, and The Bank of New York, as indenture trustee.

10.3

Amended and Restated Trust Agreement, dated as of July 12, 2007, among Bear Stearns Asset-Backed Securities I LLC, as depositor, Wilmington Trust Company, as owner trustee, and Wells Fargo Bank, N.A., as securities administrator.

10.4

Assignment and Recognition Agreement, dated as of July 12, 2007, among NIC II WL LLC, as assignor, Bear Stearns Asset-Backed Securities I, LLC, as assignee, Fremont Investment & Loan, as originator, and Nationstar Mortgage LLC.

10.5	Derivative Confirmations, dated as of July 12, 2007, between Bear Stearns Financial Products Inc. and Newcastle Mortgage Securities Trust 2007-1.

99.1	Mortgage Loan Schedule

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET-BACKED SECURITIES I LLC

By: /s/ Matthew Perkins
Title: CEO and President

Dated: August 1, 2007

EXHIBIT INDEX

Exhibit

10.1

Indenture, dated as of July 12, 2007, among Newcastle Mortgage Securities Trust 2007-1, as issuing entity, Wells Fargo Bank, N.A., as securities administrator, and The Bank of New York, as indenture trustee.

10.2

Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset-Backed Securities I LLC, as depositor, Nationstar Mortgage LLC, as servicer, Newcastle Mortgage Securities Trust 2007-1, as issuing entity, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, and The Bank of New York, as indenture trustee.

10.3

Amended and Restated Trust Agreement, dated as of July 12, 2007, among Bear Stearns Asset-Backed Securities I LLC, as depositor, Wilmington Trust Company, as owner trustee, and Wells Fargo Bank, N.A., as securities administrator.

10.4

Assignment and Recognition Agreement, dated as of July 12, 2007, among NIC II WL LLC, as assignor, Bear Stearns Asset-Backed Securities I, LLC, as assignee, Fremont Investment & Loan, as originator, and Nationstar Mortgage LLC.

10.5	Derivative Confirmations, dated as of July 12, 2007, between Bear Stearns Financial Products Inc. and Newcastle Mortgage Securities Trust 2007-1.

99.1	Mortgage Loan Schedule